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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2006

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-20201                06-0967107
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

             1924 Pearman Dairy Road Anderson, South Carolina 29625
               (Address of principal executive offices) (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

As of August 8, 2006, Hampshire Group, Limited (the "Company") entered into Amendment No. 3 and Waiver (the "Amendment and Waiver") to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended December 29, 2004 and November 10, 2005, by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein (the "Banks") pursuant to which the Banks and the Company have agreed to (i) postpone from August 15, 2006 to October 15, 2006 the requirement to deliver to the Banks the Company's financial statements for the quarter ended July 1, 2006, (ii) increase the Company's permitted annual capital expenditures to $3 million and (iii) clarify that existing and future real property leases are not subject to the foregoing capital expenditure limitation.

The Amendment and Waiver is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
           Standard; Transfer of Listing.

On August 9, 2006, the Company announced and separately notified The NASDAQ Stock Market and the Securities and Exchange Commission (the "SEC") that the Company intends to defer filing its Quarterly Report on Form 10-Q for the quarter ended July 1, 2006 (the "Quarterly Report") with the SEC in order to allow the Audit Committee of its Board of Directors to complete its previously announced independent investigation and for the Company to evaluate its findings. The Company is not yet able to determine the outcome of the matters being investigated or to evaluate the aggregate materiality of any potential issues. Failure to timely file the Quarterly Report with the SEC has resulted in noncompliance with NASDAQ Marketplace Rule 4310(c)(14), which is a condition for the continued listing of the Company's common stock on NASDAQ.

The Company notified the SEC of its intention to defer filing the Quarterly Report by filing a Form 12b-25 with the SEC in accordance with Rule 12b-25(a) promulgated under the Securities Exchange Act of 1934, as amended. The Company has not requested a five day filing extension.

The press release announcing Company's decision to delay the filing of the Quarterly Report is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 8.01. Other Events.

On August 9, 2006, the Company also announced that a derivative suit has been filed in the United States District Court for the District of South Carolina naming the Company's directors, an officer and the Company as defendants. The suit alleges, among other things, that the named individual defendants breached their fiduciary duties to the Company, abused control relationships, engaged in gross mismanagement of the Company, wasted Company assets and were unjustly enriched. The suit seeks damages and injunctive relief on behalf of the Company.


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Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

            None.

(b) Pro Forma Financial Information.

            None.

(c) Shell Company Transactions.

            None.

(d) Exhibits.

         10.1 Amendment No. 3 and Waiver, dated as of August 8, 2006, to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended December 29, 2004 and November 10, 2005, by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein.

         99.1      Press Release issued by Hampshire Group, Limited on
                   August 9, 2006.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HAMPSHIRE GROUP, LIMITED


                                  By: /s/ Heath L. Golden
                                      ------------------------------------------
                                      Name: Heath L. Golden
                                      Title: Vice President and General Counsel


Dated: August 9, 2006